UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 6, 2005

                                Electroglas, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-21626                                    77-0336101
(Commission File Number)                (I.R.S. Employer Identification No.)

                 5729 Fontanoso Way, San Jose, California 95138
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 528-3000
              (Registrant's Telephone Number, Including Area Code)

            6024 Silver Creek Valley Road, San Jose, California 95138 (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.
================================================================================


On July 5, 2005 the Board of Directors of the Company unanimously adopted resolutions to change its fiscal year end from December 31 to May 31. A transition report on Form 10-Q covering the five-month period ended May 31, 2005 will be filed on or before July 15, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                                    Electroglas, Inc.

Date: July 6, 2005                                  By:  /s/ Thomas E. Brunton
                                                         ---------------------
                                                         Chief Financial Officer